UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	October 20, 2004

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On October 20th, 2004, the Registrant announced that it joined forces with Lightning Media, and iO Film in a unique partnership combining extensive post-production and digital intermediate services with powerful anti-piracy security protection.  The new venture provides a streamlined, comprehensive solution for independent filmmakers to manage their projects, and will be introduced by the three companies in a shared exhibit space at the American Film Market in Santa Monica, CA, November 3 - 10.

The new partnership blends Lightning Media's full complement of post-production services and iO Film’s digital film finishing capabilities with the Registrant’s MediaSentinel, the powerful anti-piracy digital watermarking technology.

The three partners will premiere their Total Solutions Package at AFM.  The booth is located on the 5th floor Atrium, on the wall of the ICB Buyers Lounge, and will be accessible to the public.  Filmmakers will be presented with one centralized location for completing every phase of the post-production delivery process.  Post-production advisors and specialists will be on hand as well, to answer questions and discuss project specifications.

A copy of the News Release dated October 20, 2004 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated October 20th, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :

October 20th, 2004

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

For release October 20, 2004 Contact: USVO, Inc. Phone: 860 434 5535 - Ext 125 e-mail: filmtracer@usvo.com

USVO FORMS PARTNERSHIP WITH LIGHTNING MEDIA AND iO FILM; NEW TOTAL SOLUTIONS PACKAGE WILL BE SHOWCASED AT AFM

Unique Alliance Provides Hands-on, Custom Solutions for Independent Filmmakers

(Old Lyme, CT - October 20, 2004) - USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF; http://www.usvo.com), Lightning Media, and iO Film have joined forces in a unique partnership combining extensive post-production and digital intermediate services with powerful anti-piracy security protection.  The new venture provides a streamlined, comprehensive solution for independent filmmakers to manage their projects, and will be introduced by the three companies in a shared exhibit space at the American Film Market in Santa Monica, CA, November 3 - 10.

"The American Film Market, with our two partners, is the perfect venue for showcasing our new and unique package to the entertainment community," said Edwin Molina, President and CEO of USVO.  "We're very excited to present MediaSentinel to the film industry as a viable deterrent against the piracy epidemic that has resulted in staggering financial losses each year."  The new partnership blends Lightning Media's full complement of post-production services and iO Film’s digital film finishing capabilities with USVO’s MediaSentinel, the powerful anti-piracy digital watermarking technology.

The three partners will premiere their Total Solutions Package at AFM.  The booth is located on the 5th floor Atrium, on the wall of the ICB Buyers Lounge, and will be accessible to the public.  Filmmakers will be presented with one centralized location for completing every phase of the post-production delivery process.  Post-production advisors and specialists will be on hand as well, to answer questions and discuss project specifications.  "We want filmmakers to know we're available not just to handle their post-production needs, but also to consult with them before they begin their projects,” states Stephen Buchsbaum, CEO of Lightning Media. "Our goal is to help them complete their films with the best quality and protect them with the latest security, while helping them stay within their budgets."

 “What’s exciting about our AFM presence this year is that we’re offering independent filmmakers a one-stop shop solution for their film-finishing needs.  In addition, we’re three companies that together provide a much more ‘filmmaker-friendly’ environment for our clients, and we’re able to provide hands-on, custom solutions for the projects that we service,” states iO Film’s President, Tim Krubsack.

-more-

About USVO:

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions.  USVO developed its MediaSentinel digital watermarking technology and its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services.  USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents.  USVO holds similar patents in Germany, Canada, England, France, Spain, Italy and Japan.  For more information, visit www.usvo.com.

About Lightning Media:

Lightning Media services all duplication and new media needs from HD and video duplication to DVD authoring and replication, audio and video compression, and Internet design and development.  Three full service facilities cater to a vast client base ranging from leading motion picture studios, television production companies, independent filmmakers and web video producers to film students and array of corporate and consumer clients.  Lightning Media is committed to exceptional customer service, quality control and "lightning-fast" turnaround; featuring the most advanced and reliable equipment available today.  Lightning Media's climate-controlled, secure vault is a trusted source for storing master materials.  Lightning Media has three full service facilities located in Hollywood, Burbank and Santa Monica, and a new replication facility in Valencia, California.  On a recent visit from the MPAA to conduct security procedures review Lightning Media was given the "no recommendation improvement rating."  For more information, www.lightning-media.net.

About iO Film:

iO Film provides DI film finishing, film scanning, film recording and hi-definition post-production services to the entertainment industry.  Recent projects include: Crash (DI) for Bull's Eye Entertainment/Lions Gate Films, Hooligans (DI) for Odd Lot Entertainment, and DIG! (DI) for Palm Pictures; The United States of Leland (digital opticals) for Paramount Classics; and  Maria, Full of Grace (opticals and titles) for HBO Films/Fine Line Features.  The facility is located in North Hollywood, CA.  For more information, visit www.iofilm.net.

On behalf of the Board of Directors

of USA Video Interactive Corp.

“Edwin Molina”,

President and CEO

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact (860) 434 – 5535, Extension 125; contact@usvo.com

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaSentinel™ is a trademark of USA Video Interactive Corp.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

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